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                                                                  EXHIBIT 10.29


                              Primary and Secondary
                              Common Stock Offering

                                2,200,000 Shares

                               TRITEAL CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT



                                                              February 19, 1997



PAINEWEBBER INCORPORATED
HAMBRECHT & QUIST LLC
PIPER JAFFRAY INC.
   As Representatives of the
   several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

                  TriTeal Corporation, a Delaware corporation (the "Company"), and the persons named in Schedule I (the "Selling Stockholders") propose to sell an aggregate of 2,200,000 shares (the "Firm Shares") of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), of which 1,365,000 shares are to be issued and sold by the Company and an aggregate of 835,000 shares are to be sold by the Selling Stockholders in the respective amounts set forth opposite their respective names in Schedule I, in each case to you and to the other underwriters named in Schedule II (collectively, the "Underwriters"), for whom you are acting as representatives (the "Representatives"). The Company has also agreed to grant to you and the other Underwriters an option (the "Option") to purchase up to an additional 330,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

                  The public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the several Underwriters shall be agreed upon by the Company, the Selling Stockholders and the Representatives, acting on behalf of the several Underwriters, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company, the Selling Stockholders and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.





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                  Each Selling Stockholder has executed and delivered a Custody
Agreement and a Power of Attorney in the form attached hereto as Exhibit B (collectively, the "Agreement and Power of Attorney") pursuant to which each Selling Stockholder has placed his Firm Shares in custody and appointed the persons designated therein as a committee (the "Committee") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

                  The Company and the Selling Stockholders confirm as follows their respective agreements with the Representatives and the several other Underwriters.

         1.  Agreement to Sell and Purchase.

         (a) On the basis of the respective representations, warranties and agreements of the Company and the Selling Stockholders herein contained and subject to all the terms and conditions of this Agreement, (i) the Company and each of the Selling Stockholders, severally and not jointly, agree to sell to the several Underwriters and (ii) each of the Underwriters, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders, at the purchase price per share for the Firm Shares to be agreed upon by the Representatives, the Company and the Selling Stockholders in accordance with
Section 1(c) and set forth in the Price Determination Agreement, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II, plus such additional number of Firm Shares which such Underwriter may become obligated to purchase pursuant to Section 9 hereof. Schedule II may be attached to the Price Determination Agreement.

         (b) Subject to all the terms and conditions of this Agreement, the Company grants the Option to the several Underwriters to purchase, severally and not jointly, up to 330,000 Option Shares from the Company at the same price per share as the Underwriters shall pay for the Firm Shares. The Option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 30th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Representatives to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriters the number of Option Shares set forth in the Option Shares Notice, and each Underwriter will purchase such percentage of the Option Shares as is equal to the percentage of Firm Shares that such Underwriter is purchasing, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares.

         (c) The public offering price per share for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the several Underwriters shall be agreed upon and set forth in the Price Determination Agreement. In the event such price has not been agreed upon and the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the date on which the Registration Statement becomes effective, this Agreement shall terminate forthwith, without liability of any party to any other party except that Section 7 shall remain in effect.

         2. Delivery and Payment. Delivery of the Firm Shares shall be made to the Representatives for the accounts of the Underwriters at the office of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, credit to the account of the Company with the Depository Trust Company, against payment of the purchase price by wire transfer of Federal Funds or similar same day funds to an account designated in writing by the



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Company to PaineWebber Incorporated at least one business day prior to the
Closing Date (as hereinafter defined). Such payment shall be made at 10:00 a.m., New York City time, on the third business day (or fourth business day, if the Price Determination Agreement is executed after 4:30 p.m.) after the date on which the first bona fide offering of the Shares to the public is made by the Underwriters or at such time on such other date, not later than ten business days after such date, as may be agreed upon by the Company and the Representatives (such date is hereinafter referred to as the "Closing Date").

                  To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriters (in the manner specified above) will take place at the offices specified above at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

                  The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the respective Underwriters shall be borne by the Company. The cost of tax stamps, if any, in connection with the sale of the Firm Shares by the Selling Stockholders shall be borne by the Selling Stockholders. The Company and the Selling Stockholders will pay and save each Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to such Underwriter of the Firm Shares and Option Shares.

         3. Representations and Warranties of the Company. The Company represents, warrants and covenants to each Underwriter that:

         (a) A registration statement (Registration No. 333-20579) on Form S-1 relating to the Shares, including a preliminary prospectus and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has been filed with the Commission. The term "preliminary prospectus" as used herein means a preliminary prospectus as contemplated by Rule 430 or Rule 430A ("Rule 430A") of the Rules and Regulations included at any time as part of the registration statement. Copies of such registration statement and amendments and of each related preliminary prospectus have been delivered to the Representatives. The term "Registration Statement" means the registration statement as amended at the time it becomes or became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430A or Rule 434 of the Rules and Regulations. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) of the Rules and Regulations for such registration statement to become effective upon filing with the Commission (the "Rule 462 Registration Statement"), then any reference to the "Registration Statement" shall be deemed to include the Rule 462 Registration Statement, as amended from time to time. The term "Prospectus" means the prospectus as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations or, if no such filing is required, the form of final prospectus included in the Registration Statement at the Effective Date.

         (b) On the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or



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supplement thereto), including the financial statements included in the
Prospectus, did or will comply with all applicable provisions of the Act and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by the Representatives specifically for inclusion in the preliminary prospectus, the Registration Statement or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus or any other materials, if any, permitted by the Act.

         (c) The only subsidiaries (as defined in the Rules and Regulations) of the Company is the subsidiary listed on Exhibit 21 to the Registration Statement (the "Subsidiary"). Each of the Company and the Subsidiary is, and at the Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiary has, and at the Closing Date will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus. Each of the Company and the Subsidiary is, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where failure to be so qualified would not have a material adverse effect on the Company and the Subsidiary, considered as a whole. All of the outstanding shares of capital stock of the Subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable and are owned by the Company free and clear of all liens, encumbrances and claims whatsoever. Except for the stock of the Subsidiary and as disclosed in the Registration Statement, the Company does not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificate of incorporation and of the bylaws of each of the Company and the Subsidiary and all amendments thereto have been delivered to the Representatives, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date, except as contemplated by the Registration Statement.

         (d) The outstanding shares of Common Stock have been, and the Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Stock in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible



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into, or any contracts or commitments to issue or sell, any shares of Common
Stock, any shares of capital stock of the Subsidiary or any such warrants, convertible securities or obligations.

         (e) The financial statements and schedules included in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Company as of the respective dates thereof and the consolidated results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus. Ernst & Young LLP (the "Accountants") who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations.

         (f) The Company maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) there has not been and will not have been any change in the capitalization of the Company and the Subsidiary, (ii) neither the Company nor the Subsidiary has incurred nor will it incur any material liabilities or obligations, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein and (iii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any class of its capital stock.

         (h) The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

         (i) Except as set forth in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the best knowledge of each of the Company and the Subsidiary, threatened against or affecting the Company or the Subsidiary or any of their respective officers in their capacity as such, before or by any Federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might materially and adversely affect the Company and the Subsidiary or their businesses, properties, business prospects, condition (financial or otherwise) or results of operations, considered as a whole.

         (j) Each of the Company and the Subsidiary has, and at the Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Prospectus, except for those which would not materially and adversely affect the Company or the Subsidiary or the business or results of operations of the Company or the Subsidiary, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business and (iii) performed all its obligations required to be performed by it, and is not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture,



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note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected in each case where any such failure to perform might adversely affect the Company and the Subsidiary or their businesses, properties, business prospects condition (financial or otherwise) or results of operations. To the best knowledge of the Company and the Subsidiary, no other party under any contract or other agreement to which it is a party is in default in any respect thereunder. Neither the Company nor the Subsidiary is, nor at the Closing Date will either of them be, in violation of any provision of its certificate of incorporation or bylaws.

         (k) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

         (l) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, except as may be limited by the effect of any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally. The performance of this Agreement and the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or the Subsidiary pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or bylaws of the Company or the Subsidiary, any contract or other agreement to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company or the Subsidiary.

         (m) The Company and the Subsidiary has good and valid title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Company or the Subsidiary, constituted as a whole. Each of the Company and the Subsidiary has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Company and such Subsidiary.

         (n) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts to which the Company or the Subsidiary is a party have been duly authorized, executed and delivered by the Company or the Subsidiary, constitute valid and binding agreements of the Company or the Subsidiary and are enforceable against the Company or the Subsidiary in accordance with the terms thereof, except as may be limited by the effect of any applicable bankruptcy, insolvency, moratorium or



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similar laws affecting creditors' rights generally.

         (o) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect in any material respect.

         (p) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (q) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

         (r) Prior to the Closing Date, the Shares will be duly authorized for quotation on the Nasdaq National Market upon official notice of issuance.

         (s) Neither the Company nor the Subsidiary is involved in any material labor dispute nor, to the knowledge of the Company and the Subsidiary, is any such dispute threatened.

         (t) Each of the Company and the Subsidiary own, or have licensed or otherwise possess adequate rights to use, all material trademarks and trade names which are used in or necessary for the conduct its business as described in the Prospectus. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and the Subsidiary of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

         (u) Neither the Company nor the Subsidiary nor, to the Company's knowledge, any employee or agent of the Company or the Subsidiary has made any payment of funds of the Company or the Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

         (v) The Company has complied, and until the completion of the distribution of the Shares will comply in all material respects with the provisions of (including, without limitation, filing all forms required by)
Section 517.075 of the Florida Securities and Investor Protection Act and regulation 3E-900.001 issued thereunder with respect to the offering and sale of the Shares.

         (w) The Company and its Subsidiary (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, result in a material adverse effect on the financial condition or on the earnings, business, properties, business prospects or operations of the Company and its Subsidiary, taken as a whole. The term "Hazardous Material" means (A) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as



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amended, (B) any "hazardous waste" as defined by the Resource Conservation and
Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous, or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

         4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents, warrants and covenants to each Underwriter that:

         (a) Such Selling Stockholder has full power and authority to enter into this Agreement and the Agreement and Power of Attorney. All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given. Each of the Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by the effect of any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally.

         (b) Such Selling Stockholder now has, and at the time of delivery thereof hereunder will have, (i) good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein. Upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver good and valid title thereto, free and clear of all liens, encumbrances and claims whatsoever.

         (c) The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of such Selling Stockholder pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, if such Selling Stockholder is a corporation or partnership, the organizational documents of such Selling Stockholder, or, as to all such Selling Stockholders, any contract or other agreement to which such Selling Stockholder is a party or by which such Selling Stockholder or any of its property is bound or affected, or under any ruling, decree, judgment, order, statute, rule or regulation of any court or other governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except where such breach, violation or default would not have a material adverse effect on the properties, assets, operations, business or financial condition of each such Selling Stockholder.

         (d) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions on its part contemplated herein and in the Agreement and Power of Attorney, except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by such Selling Stockholder.

         (e) Such Selling Stockholder has no actual knowledge of any material fact or condition not set forth in the Registration Statement or the Prospectus which has adversely affected, or may adversely affect, the business, properties, business prospects, condition (financial or



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otherwise) or results of operations of the Company, and the sale of the Shares proposed to be sold by such Selling Stockholder is not prompted by any such knowledge.

         (f) All information with respect to such Selling Stockholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         (g) Other than as permitted by the Act and the Rules and Regulations, such Selling Stockholder has not distributed and will not distribute any preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares. Such Selling Stockholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Act or otherwise, or which has caused or resulted in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

         (h) Certificates in negotiable form for the Firm Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Firm Shares under this Agreement, under the Agreement and Power of Attorney which appoints American Stock Transfer & Trust Company as custodian (the "Custodian") for each Selling Stockholder. Such Selling Stockholder agrees that the Shares represented by the certificates held in custody for him or it under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Committee, the Underwriters, each other Selling Stockholder and the Company, that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Committee by such Selling Stockholder are irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event. If any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Committee and the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Committee, or either of them, shall have received notice thereof.

         5. Agreements of the Company and the Selling Stockholders. The Company and the Selling Stockholders (as to Sections 5(i), (j), (o), (p), (q) and (r)) agree, severally and not jointly, with the several Underwriters as follows:

         (a) The Company will not, either prior to the Effective Date or thereafter during such period as the Prospectus is required by law to be delivered in connection with sales of the Shares by an Underwriter or dealer, file any amendment or supplement to the Registration Statement or the Prospectus, unless a copy thereof shall first have been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have objected thereto in good faith.

         (b) The Company will use its best efforts to cause the Registration Statement to become effective, and will notify the Representatives promptly, and will confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the

Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event during the period mentioned in the second sentence of Section 5(e) that in the judgment of the Company makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by the Company or any representative of the Company of any other communication from the Commission relating to the Company, the Registration Statement, any preliminary prospectus or the Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment. The Company will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to Rule 430A and to notify the Representatives promptly of all such filings.

         (c) The Company will furnish to the Representatives, without charge, three signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto and will furnish to the Representatives, without charge, for transmittal to each of the other Underwriters, a copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules but without exhibits.

         (d) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

         (e) On the Effective Date, and thereafter from time to time, the Company will deliver to each of the Underwriters, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If during such period of time any event shall occur which in the judgment of the Company or counsel to the Underwriters should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to each of the Underwriters, without charge, such number of copies thereof as the Representatives may reasonably request.

         (f) Prior to any public offering of the Shares by the Underwriters, the Company will cooperate with the Representatives and counsel to the Underwriters in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not now so subject.

         (g) During the period of five years commencing on the Effective Date, the Company will furnish to the Representatives and each other Underwriter who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representatives and each other Underwriter who may so request a copy of each annual or other report it shall be required to file with the Commission.

         (h) The Company will make generally available to holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the Effective Date, and satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Rules and Regulations).

         (i) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Representatives, all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements, any Underwriters' Questionnaire and the Agreement and Power of Attorney, (iv) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the Nasdaq National Market, (vi) any filings required to be made by the Underwriters with the NASD, and the fees, disbursements and other charges of counsel for the Underwriters in connection therewith, (vii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 5(f), including the reasonable fees, disbursements and other charges of counsel to the Underwriters in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (viii) counsel to the Company and counsel to the Selling Stockholders where Cooley Godward LLP is acting as counsel to a Selling Stockholder, (ix) the transfer agent for the Shares and (x) the Accountants. To the extent that any Selling Stockholder engages special legal counsel to represent him in connection with this offering, the fees and expenses of such counsel shall be borne by such Selling Stockholder.

         (j) If this Agreement shall be terminated by the Company or the Selling Stockholders pursuant to any of the provisions hereof (otherwise than pursuant to Section 9) or if for any reason the Company or any Selling Stockholder shall be unable to perform its obligations hereunder, the Company or such Selling Stockholders, as applicable, will reimburse the several Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by them in connection herewith as a result of such termination by the Company or such Selling Stockholder, as applicable.

         (k) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares in violation of the Exchange Act or any applicable NASD National Market rules.

         (l) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds."

         (m) During the period of ninety (90) days commencing at the Closing Date, the Company will not, without the prior written consent of PaineWebber Incorporated, grant options to purchase shares of Common Stock at a price less than the public offering price, other than grants made pursuant to the Company's 1995 Stock Option Plan or rights granted pursuant to the Company's Employee Stock Purchase Plan.

         (n) The Company will not, for a period of ninety (90) days after the commencement of the public offering of the Shares, without the prior written consent of PaineWebber Incorporated, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares (other than pursuant to (i) agreements with corporate partners, research institutions or leasing entities or (ii) employee, director or consultant stock option plans, the Company's Employee Stock Purchase Plan or in connection with other employee, director or consultant incentive compensation arrangements).

         (o) The Selling Stockholders will not, and the Company will (i) cause each of its executive officers and directors to and (ii) request that each beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock enter into agreements with the Representatives in the form set forth in Exhibit C to the effect that they will not, for a period of ninety (90) days after the commencement of the public offering of the Shares, without the prior written consent of PaineWebber Incorporated, sell, contract to sell or otherwise dispose of any shares of Common Stock, other than pursuant to bona fide gifts to or, if the stockholder is a partnership, any distribution to partners so long as such transferees and donees agree in writing with PaineWebber Incorporated to be bound by the provisions of this Section 5(o).

         (p) The Selling Stockholders will not, without the prior written consent of PaineWebber Incorporated, make any bid for or purchase any shares of Common Stock during the one hundred twenty (120) day period following the date hereof.

         (q) As soon as any Selling Stockholder is advised thereof, such Selling Stockholder will advise the Representatives and confirm such advice in writing,
(i) of receipt by such Selling Stockholder, or by any representative of such Selling Stockholder, of any communication from the Commission relating to the Registration Statement, the Prospectus or any preliminary prospectus, or any notice or order of the Commission relating to the Company or any of the Selling Stockholders in connection with the transactions contemplated by this Agreement and (ii) of the happening of any event during the period from and after the Effective Date that in the judgment of such Selling Stockholder makes any statement made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein, in light of the circumstances in which they were made, not materially misleading.

         (r) The Selling Stockholders will deliver to the Representatives prior to or on the Effective Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         6. Conditions of the Obligations of the Underwriters. In addition to the execution and delivery of the Price Determination Agreement, the obligations of each Underwriter hereunder are subject to the following conditions:

         (a) Notification that the Registration Statement has become effective shall be received by the Representatives not later than 5:00 p.m., New York City time, on the date of this Agreement or at such later date and time as shall be consented to in writing by the Representatives and all filings required by Rule 424 of the Rules and Regulations and Rule 430A shall have been made.

         (b) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction,

(iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Representatives and the Representatives did not object thereto in good faith, and the Representatives shall have received certificates, dated the Closing Date and the Option Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Directors of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i),
(ii) and (iii).

         (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and the Subsidiary, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and (ii) neither the Company nor the Subsidiary shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters at the public offering price.

         (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or the Subsidiary or any of their respective officers or directors in their capacities as such, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and the Subsidiary taken as a whole.

         (e) Each of the representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and the Selling Stockholders and all conditions herein contained to be fulfilled or complied with by the Company and the Selling Stockholders at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

         (f) The Representatives shall have received opinions, each dated the Closing Date and, with respect to the Option Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Cooley Godward LLP, counsel to the Company, to the effect set forth in Exhibit D and from legal counsel on behalf of each of the Selling Stockholders (in each instance, with such counsel to be reasonably acceptable to counsel for the Underwriters), to the effect set forth in Exhibit E.

         (g) The Representatives shall have received an opinion, dated the Closing Date and the Option Closing Date, from Pillsbury Madison & Sutro LLP, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be reasonably satisfactory to the Representatives.

         (h) On the date of the Prospectus, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives, confirming that they are independent accountants with respect to the Company as required by the Act and the Rules and Regulations and with respect to the financial and other statistical and numerical information contained in the Registration Statement. At the Closing Date and, as to the Option Shares, the Option Closing Date, the Accountants shall have furnished to the Representatives a letter, dated the date of its delivery, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from the Accountants, that nothing has come to their attention during the period from the date of the letter referred to in the prior sentence to a date (specified in the letter) not more than five days prior to the Closing Date and the Option Closing Date which would require any change in their letter dated the date of the Prospectus, if it were required to be dated and delivered at the Closing Date and the Option Closing Date.

         (i) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall be furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) since the Effective Date, no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect;

                  (ii) Each of the representations and warranties of the Company contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects;

                  (iii) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with;

         (j) At the Closing Date and, as to the Option Shares, the Option Closing Date, there shall have been furnished to the Representatives an accurate certificate, dated the date of its delivery, signed by the Committee on behalf of each of the Selling Stockholders, in form and substance satisfactory to the Representatives, to the effect that the representations and warranties of each of the Selling Stockholders contained herein are true and correct in all material respects on and as of the date of such certificate as if made on and as of the date of such certificate, and each of the covenants and conditions required herein to be performed or complied with by the Selling Stockholders on or prior to the date of such certificate has been duly, timely and fully performed or complied with.

         (k) On or prior to the Closing Date, the Representatives shall have received the executed agreements referred to in Section 5(n).

         (l) The Shares shall be qualified for sale in such states as the Representatives may reasonably request, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

         (m) Prior to the Closing Date, the Shares shall have been duly authorized for quotation on the Nasdaq National Market upon official notice of issuance.

         (n) The NASD shall have approved the underwriting terms and arrangements and such approval shall not have been withdrawn or limited.

         (o) The Company and the Selling Stockholders shall have furnished to the Representatives such certificates, in addition to those specifically mentioned herein, as the Representatives may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company and the Selling Stockholders herein, as to the performance by the Company and the Selling Stockholders of its and their respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Representatives.

         7.  Indemnification.

         (a) The Company and Jeffrey D. Witous, Rand R. Schulman, Oran M. Thomas, Armando Viteri, Gregory J. White, Arthur S. Budman, Victoria Z. Farrell, Ronald B. Hegli and Robert D. Ruhe (the "Principal Selling Stockholders") will, jointly and severally, indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, liabilities, expenses and damages (including any and all investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), to which any Underwriter, or any such person, may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus, or (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading, or (iii) any act or failure to act or any alleged act or failure to act by an underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Company nor the Principal Selling Stockholders shall be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such underwriter through its negligence or willful misconduct); provided that neither the Company nor the Principal Selling Stockholders will be liable to the extent that such loss, claim, liability, expense or damage (A) arises from the sale of the Shares in the public offering to any person by an Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of any Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus or (B) results from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus, which untrue statement or omission was corrected in the Prospectus (as then amended or supplemented) if the Underwriters sold Shares to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Company had previously furnished copies thereof to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and the Underwriters failed to deliver the corrected Prospectus, if required by law to have so delivered it. Notwithstanding anything to the contrary contained in this
Section 7, the liability of each Principal Selling Stockholder to the Underwriters or any other person shall be limited to an amount equal to the net proceeds received (after deducting underwriters' discounts and commissions) by such Principal Selling Stockholder from the sale of the Shares in this Offering. No Principal Selling Stockholder shall be required to provide indemnification hereunder until the Underwriters or control person seeking indemnification shall have first made a demand for payment on the Company with respect to any such losses, claims, liabilities, expenses or damages, and the Company shall have either rejected such demand or failed to make such requested payment within 45 days after receipt of such demand. This indemnity agreement will be in addition to any liability that the Company or any Principal Selling Stockholder may otherwise have; provided, however, that in no case shall any Principal Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received (after deducting underwriters' discounts and commissions) by such Principal Selling Stockholder from the sale of the Shares in this Offering.

                  (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless the Company, each Underwriter, the directors, officers, employees and agents of the Company and each Underwriter, and each person, if any, who controls the Company and each Underwriter within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as losses, claims, damages, liabilities or expenses arise out of or are based on (i) a breach of such Selling Stockholder's representations and warranties contained in
Section 4 above or (ii) any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to such Selling Stockholder furnished to the Company by or on behalf of such Selling Stockholder specifically for use in the preparation of the documents referred to in the foregoing indemnity; provided that such Selling Stockholder will not be liable to the extent that such loss, claims, damage, liability or expense results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus, which untrue statement or omission was corrected in the Prospectus (as then amended or supplemented) if the Underwriters sold Shares to the person alleging such loss, claim, liability, expense or damage without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Company had previously furnished copies thereof to the Underwriters within a reasonable amount of time prior to such sale or such confirmation, and the Underwriters failed to deliver the corrected Prospectus, if required by law to have so delivered it. Notwithstanding anything to the contrary contained in this Section 7, the liability of each Selling Stockholder to the Underwriters or any other person shall be limited to an amount equal to the net proceeds received (after deducting underwriters' discounts and commissions) by such Selling Stockholder from the sale of the Shares in this offering. The Company and the Selling Stockholders may otherwise agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible. This indemnity agreement will be in addition to any liability that each Selling Stockholder may otherwise have; provided, however, that in no case shall any Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received (after deducting underwriters' discounts and commissions) by such Selling Stockholder from the sale of the Shares in this Offering. This Section 7(b) shall not be construed to limit in any manner the liability of the Principal Selling Stockholders as set forth in Section 7(a) above.

         (c) Each Underwriter will indemnify and hold harmless the Company, the Selling Stock-holders, each person, if any, who controls the Company or any of the Selling Stockholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to any Underwriter furnished in writing to the Company by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity will be in addition to any liability that each Underwriter might otherwise have; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by such Underwriter.

         (d) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 7, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 7 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless
(i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 7 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding.

         (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Selling Stockholders or the Underwriters, the Company, the Selling Stockholders and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Selling Stockholders from persons other than the Underwriters, such as persons who control the Company or the Selling Stockholders within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company or the Selling Stockholders and any one or more of the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters. The relative benefits received by the Company, the Selling Stockholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders, respectively, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, the Selling Stockholders and the Underwriters with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Representatives on behalf of the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 7(e) shall be deemed to include, for purpose of this Section 7(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by it, and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the net proceeds received by such Selling Stockholder from the sale of the Shares hereunder (after deducting underwriter discounts and commissions), and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 7(e) are several in proportion to their respective underwriting obligations and not joint. For purposes of this Section 7(e), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7(e), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 7(e). No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

         (f) The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of any of the Shares and payment therefor or (iii) any termination of this Agreement.

         8. Termination. The obligations of the several Underwriters under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Representatives, without liability on the part of any Underwriter to the Company or any Selling Stockholder, if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Representatives, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the Nasdaq National Market, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or the NASD or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Representatives, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

         9. Substitution of Underwriters. If any one or more of the Underwriters shall fail or refuse to purchase any of the Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, the other Underwriters shall be obligated, severally, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase, in the proportions which the number of Firm Shares which they have respectively agreed to purchase pursuant to Section 1 bears to the aggregate number of Firm Shares which all such non-defaulting Underwriters have so agreed to purchase, or in such other proportions as the Representatives may specify; provided that in no event shall the maximum number of Firm Shares which any Underwriter has become obligated to purchase pursuant to Section 1 be increased pursuant to this Section 9 by more than one-ninth of the number of Firm Shares agreed to be purchased by such Underwriter without the prior written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase any Firm Shares and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase exceeds one-tenth of the aggregate number of the Firm Shares and arrangements satisfactory to the Representatives, the Company and the Committee for the purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, or the Company or any Selling Stockholder for the purchase or sale of any Shares under this Agreement. In any such case either the Representatives or the Company and the Committee shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken pursuant to this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. Miscellaneous. Notice given pursuant to any of the provisions of this Agreement shall be in writing and, unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 2011 Palomar Airport Road, Carlsbad, California 92009, Attention: Jeffrey D. Witous,
(b) if to any Selling Stockholder, __________________, or (c) if to the Underwriters, to PaineWebber Incorporated at the offices of PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019, Attention:
Corporate Finance Department. Any such notice shall be effective only upon receipt. Any notice under Section 8 or 9 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

         This Agreement has been and is made solely for the benefit of the several Underwriters, the Company and the Selling Stockholders and of the controlling persons, directors and officers referred to in Section 7, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from any of the several Underwriters.

         With respect to any obligation of the Company and the Selling Stockholders hereunder to make any payment, to indemnify for any liability or to reimburse for any expense, notwithstanding the fact that such obligation is a joint and several obligation of the Company and the Selling Stockholders, the Underwriters (or any other person to whom such payment, indemnification or reimbursement is owed) may pursue the Company with respect thereto prior to pursuing any Selling Stockholder.

         All representations, warranties and agreements of the Company and the Selling Stockholders contained herein or in certificates or other instruments delivered pursuant hereto, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any of their controlling persons and shall survive delivery of and payment for the Shares hereunder.

         Any action required or permitted to be taken by the Representatives under this Agreement may be taken by them jointly or by PaineWebber Incorporated.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         This Agreement may be signed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         The Company, the Selling Stockholders and the Underwriters each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

         This Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Representatives and the Company.

         Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the several Underwriters.

                                     Very truly yours,

                                     TRITEAL CORPORATION



                                     By     /s/ Jeffrey D. Witous
                                        ---------------------------------------
                                           Jeffrey D. Witous, President,
                                           Chairman and Chief Executive Officer

                                     THE SELLING STOCKHOLDERS NAMED IN
                                     SCHEDULE I ATTACHED HERETO

                                     By:  The Committee



                                     By     /s/ Art Budman
                                        ---------------------------------------

Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
HAMBRECHT & QUIST LLC
PIPER JAFFRAY INC.
Acting on behalf of themselves
and as the Representatives
of the other several Underwriters
named in Schedule II hereof.

By:  PAINEWEBBER INCORPORATED



By       /s/ Jim Arnett
   -------------------------------

Title
      ----------------------------


HAMBRECHT & QUIST LLC



By       /s/ Cristina Morgan
   -------------------------------


Title     Managing Director
      ----------------------------

PIPER JAFFRAY INC.



By     /s/ William Benjamin
   -------------------------------


Title       Vice President
     -----------------------------

                                   SCHEDULE I
                                   ----------


                              SELLING STOCKHOLDERS
                              --------------------



                                                               Total Number
                                                              of Firm Shares
Name of Selling Stockholder                                     to be Sold
---------------------------                                   ---------------
Steven K. Beal                                                    15,000
John C. Beer                                                       1,800
Peter Bell                                                         7,142
Mark Bonsak                                                       11,500
Sophie and Arthur Brody Foundation                                20,000
Arthur S. Budman                                                  15,000
Konstantinos P. Caldis                                            15,000
Benjamin Casado                                                   21,000
Gregory Cohn                                                       1,000
Martin Cohn                                                        2,500
Cooperative Holding Corporation                                    6,000
Robert L. Davis                                                    6,000
Manual Dupkin II Education and Charitable Trust                   28,571
Vickie Farrell                                                       300
FFA General Partnership                                            2,428
Arthur J. and Elizabeth Foxe Franke                               18,020
Bruce Friedman                                                     1,250
Robert Gagnard                                                    25,000
A.W. Greif T/U/D FBO David L. Greif                                3,500
Ronald B. Hegli                                                   10,000
Bruce H. Heimann, Trustee, FBO B.
  Heimann Family Trust U/A/D 12/18/90                             13,320
David L. and Barbara J. Heimann, Co-Trustees,
  David L. Heimann Family Trust U/A/D 10/12/88                    12,000
Charles S. Hilliard                                               10,000
Imperial Bancorp                                                  32,277
James Jimmerson                                                    6,650
David H. Koch                                                     52,488
David Korkosz                                                     20,000
Timothy T. Kraft                                                  10,000
W. Kevin Kreitz                                                    5,500
James P. Lampert                                                   2,142
Lloyd Software Ltd.                                               50,000
Richard S. Mertz                                                   7,000



                                                               Total Number
                                                              of Firm Shares
Name of Selling Stockholder                                     to be Sold
---------------------------                                   ---------------
William C. and Joelene Mertz                                       7,000
J.J. Miller II, Trustee, UD Joshua W. Miller Trust                 7,142
Geraldine F. Morrow Family Irrevocable Trust                      10,000
Robert O'Rourke                                                   25,000
Noble Ouye                                                         1,800
Edmund A. and Susan R. Restivo, Jr.                                1,500
Van Duyn Ridgway, Trustee, FBO Thayer
  Ridgway II and Marianne Ayers Trust UDT 8/13/92                  2,347
Van Duyn Ridgway, Trustee, FBO Ridgway
  1992 Family Trust UDT 8/14/92                                    5,000
Robert Rinaldi                                                     8,000
Rothschild Charitable Foundation, Inc.                             7,142
Robert D. Ruhe                                                    20,000
S. Kann Sons Co.                                                   7,000
Donald E. and Eileen Sanshu                                       10,000
Rand R. Schulman                                                  28,881
Richard Serbin                                                     5,000
Slade, Inc.                                                       12,500
John Solaro                                                        8,000
Robert Stein                                                       8,300
Oran M. Thomas                                                    95,000
Armando Viteri                                                    20,000
Gregory J. White                                                  50,000
Jeffrey D. Witous                                                 50,000
Wright & Roy Investments LLC                                      13,000
                                                              ----------
   Total                                                         835,000

                                   SCHEDULE II
                                   -----------

                                  UNDERWRITERS
                                  ------------



                                                               Total Number
                                                              of Firm Shares
Name of Underwriters                                         to be Purchased
--------------------                                         ---------------
PaineWebber Incorporated                                         440,000
Hambrecht & Quist LLC                                            440,000
Piper Jaffray Inc.                                               440,000
Alex. Brown & Sons Incorporated                                   80,000
Donaldson, Lufkin & Jenrette Securities Corporation               80,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated                80,000
Morgan Stanley & Co. Incorporated                                 80,000
Prudential Securities Incorporated                                80,000
Smith Barney Inc.                                                 80,000
Fahnestock & Co. Inc.                                             50,000
GS2 Securities, Inc.                                              50,000
Ladenburg, Thalmann & Co., Inc.                                   50,000
Pennsylvania Merchant Group Ltd.                                  50,000
Torrey Pines Securities, Inc.                                     50,000
Tucker Anthony Incorporated                                       50,000
Unterberg Harris                                                  50,000
Wessels, Arnold & Henderson, L.P.                                 50,000
                                                           -------------
Total                                                          2,200,000

                                                                      EXHIBIT A





                               TRITEAL CORPORATION
                              ---------------------



                          PRICE DETERMINATION AGREEMENT



                                                              February 19, 1997



PAINEWEBBER INCORPORATED
HAMBRECHT & QUIST LLC
PIPER JAFFRAY INC.
  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019

Ladies and Gentlemen:

         Reference is made to the Underwriting Agreement, dated February 19, 1997 (the Underwriting Agreement"), among TriTeal Corporation, a Delaware corporation (the "Company"), the Selling Stockholders named in Schedule I thereto or hereto (the "Selling Stockholders"), and the several Underwriters named in Schedule II thereto or hereto (the "Underwriters"), for whom PaineWebber Incorporated, Hambrecht & Quist LLC and Piper Jaffray Inc. are acting as representatives (the "Representatives"). The Underwriting Agreement provides for the purchase by the Underwriters from the Company and the Selling Stockholders, subject to the terms and conditions set forth therein, of an aggregate of 2,200,000 shares (the "Firm Shares") of the Company's common stock, par value $.001 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

         Pursuant to Section 1 of the Underwriting Agreement, the undersigned agree with the Representatives as follows:

         The public offering price per share for the Firm Shares shall be $19.25.

         The purchase price per share for the Firm Shares to be paid by the several Underwriters shall be $18.19 representing an amount equal to the public offering price set forth above, less $1.06 per share.

         The Company represents and warrants to each of the Underwriters that the representations and warranties of the Company set forth in Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

         The Selling Stockholders represent and warrant to each of the Underwriters that the representations and warranties of the Selling Stockholders set forth in Section 4 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

         As contemplated by the Underwriting Agreement, attached as Schedule II is a completed list of the several Underwriters, which shall be a part of this Agreement and the Underwriting Agreement.

         This Agreement shall be governed by the law of the State of New York without regard to the conflict of laws principles of such State.

         If the foregoing is in accordance with your understanding of the agreement among the Underwriters, the Company and the Selling Stockholders, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriters, the Company and the Selling Stockholders in accordance with its terms and the terms of the Underwriting Agreement.

                                       Very truly yours,

                                       TRITEAL CORPORATION



                                       By
                                           ------------------------------------
                                               Jeffrey D. Witous, President,
                                           Chairman and Chief Executive Officer

                                      THE SELLING STOCKHOLDERS NAMED
                                      IN SCHEDULE I TO THE UNDERWRITING
                                      AGREEMENT

                                      By:  The Committee



                                       By
                                          ------------------------------------


Confirmed as of the date first
above mentioned:

PAINEWEBBER INCORPORATED
HAMBRECHT & QUIST LLC
PIPER JAFFRAY INC.
Acting on behalf of themselves
and as the Representatives
of the other several Underwriters
named in Schedule II hereof.

By:  PAINEWEBBER INCORPORATED


By
   -------------------------------

Title
      ----------------------------


HAMBRECHT & QUIST LLC


By
   -------------------------------

Title
     -----------------------------


PIPER JAFFRAY INC.


By
   -------------------------------

Title
     -----------------------------

                                                                      EXHIBIT B



                                POWER OF ATTORNEY



                               TRITEAL CORPORATION



                                  Common Stock



[Names and Addresses of Committee]


Ladies and Gentlemen:

         The undersigned understands that TriTeal Corporation, a Delaware corporation (the "Company"), has filed a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act"), in connection with the proposed public offering and sale by the Company, the undersigned (the "Selling Stockholder") and certain other Selling Stockholders of the Company's Common Stock, par value $.001 per share (the "Common Stock").

         The Selling Stockholder desires to sell certain shares of Common Stock and to include such shares among the shares covered by the Registration Statement. The number of shares of Common Stock which the undersigned desires to sell (the "Shares") are set forth beneath the signature of the Selling Stockholder below.

         Concurrently with the execution and delivery of this Power of Attorney, the undersigned is delivering to you, or requesting the Company to deliver to you, certificates for the Shares, which you are authorized to deposit with American Stock Transfer & Trust Company, as custodian (the "Custodian"), pursuant to a custody agreement in the form attached as Attachment A hereto (the "Custody Agreement").

         1. In connection with the foregoing, the Selling Stockholder hereby makes, constitutes and appoints you collectively, and each of you, individually (a "Member") and each of your respective substitutes under Section 3, the true and lawful attorneys-in-fact of the undersigned (the Members or any of them or their respective substitutes, being herein referred to collectively as the "Committee"), with full power and authority, in the name and on behalf of the

Selling Stockholder:

         (a) To enter into the Custody Agreement and deposit with the Custodian pursuant thereto the certificates for the Shares delivered to the Committee concurrently herewith;

         (b) For the purpose of effecting the sale of the Shares, to execute and deliver (i) an Underwriting Agreement (the "Underwriting Agreement"), by and among the Company, the other Selling Stockholders and the representatives (the "Representatives"), selected by the Company, of the several Underwriters (the "Underwriters") and (ii) a Price Determination Agreement (as defined in the Underwriting Agreement), by and among the Company, the other Selling Stockholders and the Representatives of the several Underwriters;

         (c) To endorse, transfer and deliver certificates for the Shares to or on the order of the Representatives or to their nominee or nominees, and to give such orders and instructions to the Custodian as the Committee may in its sole discretion determine with respect to (i) the transfer on the books of the Company of the Shares in order to effect such sale (including the names in which new certificates for such Shares are to be issued and the denominations thereof); (ii) the delivery to or for the account of the Representatives of the certificates for the Shares against receipt by the Custodian of the full purchase price to be paid therefor; (iii) the remittance to the Selling Stockholder of the Selling Stockholder's share of the proceeds, after payment of expenses described in the Underwriting Agreement, from any sale of Shares; and
(iv) the return to the Selling Stockholder of certificates representing the number of Shares (if any) deposited with the Custodian but not sold by the Selling Stockholder under the Registration Statement for any reason;

         (d) To retain Cooley Godward LLP (who are also counsel to the Company) as legal counsel for the Selling Stockholders in connection with any and all matters referred to herein;

         (e) To take for the Selling Stockholder all steps deemed necessary or advisable by the Committee in connection with the registration of the Shares under the Act, including without limitation filing amendments to the Registration Statement, requesting acceleration of effectiveness of the Registration Statement, advising the Securities and Exchange Commission that the reason the Selling Stockholder is offering the Shares for sale is to diversify the Selling Stockholder's investments and to assist the Company in enlarging the public market for the Common Stock, informing said Commission that the Selling Stockholder has no knowledge of any material adverse information with regard to the current and prospective operations of the Company which is not stated in the Registration Statement, and such other steps as the Committee may in its absolute discretion deem necessary or advisable;

         (f) To make, acknowledge, verify and file on behalf of the Selling Stockholder applications, consents to service of process and such other undertakings or reports as may be required by law with state commissioners or officers administering state securities or Blue Sky laws and to take any other action required to facilitate the qualification of the Shares under the securities or Blue Sky laws of the jurisdictions in which the Shares are to be offered;

         (g) If necessary, to endorse (in blank or otherwise) on behalf of the Selling Stockholder the certificate or certificates representing the Shares, or a stock power or powers attached to such certificate or certificates; and

         (h) To make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings and, in general, to do all things and to take all action which the Committee in its sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Shares, as fully as could the Selling Stockholder if personally present and acting.

         2. This Power of Attorney and all authority conferred hereby is granted and conferred subject to and in consideration of the interests of the Company, the Representatives, the Underwriters and the other Selling Stockholders and, for the purpose of completing the transactions contemplated by this Power of Attorney, this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of the Selling Stockholder or by operation of law, whether by the death, disability, incapacity or liquidation of the Selling Stockholder or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which the Selling Stockholder is acting as a fiduciary or fiduciaries), and if, after the execution hereof, the Selling Stockholder shall die or become disabled or incapacitated or is liquidated, or if any other such event or events shall occur before the completion of the transactions contemplated by this Power of Attorney, the Committee shall nevertheless be authorized and directed to complete all such transactions as if such death, disability, incapacity, liquidation or other event or events had not occurred and regardless of notice thereof.

         3. Each Member shall have full power to make and substitute any person in the place and stead of such Member, and the Selling Stockholder hereby ratifies and confirms all that each Member or substitute or substitutes shall do by virtue of these presents. All actions hereunder may be taken by any one Member or his substitute. In the event of the death, disability or incapacity of any Member, the remaining Member or Members shall appoint a substitute therefor.

         4. The Selling Stockholder hereby represents, warrants and covenants that:

         (a) All information furnished to the Company by or on behalf of the Selling Stockholder for use in connection with the preparation of the Registration Statement is and will be true and correct in all material respects and does not and will not omit any material fact necessary to make such information not misleading;

         (b) The Selling Stockholder, having full right, power and authority to do so, has duly executed and delivered this Power of Attorney;

         (c) The Selling Stockholder has carefully reviewed the Registration Statement and will carefully review each amendment thereto immediately upon receipt thereof from the Company and will promptly advise the Company in writing if:

                  (i) The name and address of the Selling Stockholder is not properly set forth in each preliminary prospectus (collectively, the "Preliminary Prospectus") contained in the Registration Statement and the prospectuses (collectively, the "Prospectus") contained in the Registration Statement at the time it becomes effective;

                  (ii) The Selling Stockholder has reason to believe that (A) any information furnished to the Company by or on behalf of the Selling Stockholder for use in connection with the Registration Statement or the Prospectus or any Preliminary Prospectus is not true and complete; and (B) any Preliminary Prospectus, the Prospectus and any supplements thereto contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (iii) The Selling Stockholder knows of any material adverse information with regard to the current or prospective operations of the Company or any of its subsidiaries which is not disclosed in any Preliminary Prospectus, the Prospectus or the Registration Statement; or

                  (iv) Except as indicated in the Prospectus, the Selling Stockholder knows of any arrangements made or to be made by any person, or of any transaction already effected, (A) to limit or restrict the sale of shares of the Common Stock during the period of the public distribution, (B) to stabilize the market for the Common Stock or (C) for withholding commissions, or otherwise to hold any other person responsible for the distribution of the Selling Stockholder's participation;

         (d) In connection with the offering of the Shares, the Selling Stockholder has not taken and will not take, directly or indirectly, any action intended to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares;

         (e) The Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, a Prospectus or other material permitted by the Act;

         (f) The Selling Stockholder will notify the Company in writing immediately of any changes in the foregoing information which should be made as a result of developments occurring after the date hereof and prior to the Closing Date under the Underwriting Agreement, and the Committee may consider that there has not been any such development unless advised to the contrary;

         (g) The Selling Stockholder has, and at the time of delivery of the Shares to the Representatives and the Manager[s] it will have, full power and authority to enter into this Power of Attorney, to carry out the terms and provisions hereof and to make all the representations, warranties and covenants contained herein; and

         (h) This Power of Attorney is the valid and binding agreement of the Selling Stockholder and is enforceable against the Selling Stockholder in accordance with its terms.

         5. The representations, warranties and covenants of the Selling Stockholder in this Power of Attorney are made for the benefit of, and may be relied upon by, the other Selling Stockholders, the Committee, the Company and its counsel, and their representatives, agents and counsel, the Custodian, the Underwriters and the Representatives.

         6. The Committee shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to it by the Selling Stockholder, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

         It is understood that the Committee assumes no responsibility or liability to any person other than to deal with the Shares deposited with it and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Committee makes no representations with respect to and shall have no responsibility for the Registration Statement, the Prospectus or any Preliminary Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and it shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for its own negligence or bad faith. The Selling Stockholder agrees to indemnify the Committee for and to hold the Committee harmless against any loss, claim, damage or liability incurred on its part arising out of or in connection with it acting as the Committee under this Power of Attorney, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the negligence or bad faith of the Member seeking indemnification. The Selling Stockholder agrees that the Committee may consult with counsel of its own choice (who may be counsel for the Company) and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

         It is understood that the Committee may, without breaching any express or implied obligation to the Selling Stockholder hereunder, release, amend or modify any other Power of Attorney granted by any other Selling Stockholder.

         [7. It is understood that the Committee shall serve entirely without compensation.]

         8. This Power of Attorney shall be governed by the laws of the State of New York without regard to the conflict of laws principles of such State.

         This Power of Attorney may be signed in two or more counterparts with the same effect as if the signature thereto and hereto were upon the same instrument.

         In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         This Power of Attorney shall be binding upon the Committee and the Selling Stockholder and the heirs, legal representatives, distributees, successors and assigns of the Selling Stockholder.

         Dated:  __________, 19__

                                         Very truly yours,



                                         ----------------------------------(1)



                                         ----------------------------------(1)


                                         Signature(s) of Selling Stockholder(s)


--------------------------
(1) To be signed in exactly the same manner as the shares are registered.

                                         ----------------------------------

                                         Address:

                                                 --------------------------
                                                 --------------------------
                                                 --------------------------

                                         SHARES TO BE SOLD:

                                                    shares of Common Stock
                                         ----------


ACKNOWLEDGED AND ACCEPTED:

THE COMMITTEE:



-------------------------------------

-------------------------------------

-------------------------------------

-------------------------------------

                                                                   ATTACHMENT A


                                CUSTODY AGREEMENT


         CUSTODY AGREEMENT, dated ________, 1997, among ______________________, as Custodian (the "Custodian"), and the persons listed on Annex I hereto (each a "Selling Stockholder" and collectively the "Selling Stockholders").

         TriTeal Corporation, a Delaware corporation (the "Company"), intends to file a Registration Statement (the "Registration Statement") with the Securities and Exchange Commission to register for sale to the public under the Securities Act of 1933, as amended (the "Act"), shares of the Company's common stock, $.001 par value per share (the "Common Stock").

         The shares to be covered by the Registration Statement shall consist of
(a) up to _________ shares of Common Stock to be sold by the Company and (b) up to ________ shares of Common Stock (the "Shares") to be sold by the Selling Stockholders.

         Each of the Selling Stockholders has executed and delivered a Power of Attorney (the "Power of Attorney") naming _____________, ____________ and _______________, and each of them, as his attorney-in-fact (the "Committee"), for certain purposes, including the execution, delivery and performance of this Agreement in his name, place and stead, in connection with the proposed sale by each Selling Stockholder of the number of Shares set forth opposite such Selling Stockholder's name in Annex I.

         1. A custody arrangement is hereby established by the Selling Stockholders with the Custodian with respect to the Shares, and the Custodian is hereby instructed to act in accordance with this Agreement and any amendments or supplements hereto authorized by the Committee.

         2. There are herewith delivered to the Custodian, and the Custodian hereby acknowledges receipt of, certificates representing the Shares, which certificates have been endorsed in blank or are accompanied by duly executed stock powers, in each case with all signatures guaranteed by a commercial bank or trust company or by a member firm of the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or a member of the National Association of Securities Dealers, Inc. Such certificates are to be held by the Custodian for the account of the Selling Stockholders and are to be disposed of by the Custodian in accordance with this Agreement.

         3.  The Custodian is authorized and directed by the Selling
Stockholders:

         (a)  To hold the certificates representing the Shares delivered by the

Selling Stockholders in its custody;

         (b) On or immediately prior to the settlement date for any Shares sold pursuant to the Registration Statement (the "Closing Date"), to cause such Shares to be transferred on the books of the Company into such names as the Custodian shall have been instructed by the representatives (the "Representatives") of the several Underwriters (the "Underwriters"); to cause to be issued, against surrender of the certificates for the Shares, a new certificate or certificates for such Shares, free of any restrictive legend, registered in such name or names; to deliver such new certificates representing such Shares to the Representatives, as instructed by the Representatives on the Closing Date for their account or accounts against full payment therefor; and to give receipt for such payment;

         (c) To disburse such payments in the following manner: (i) to itself, as agent for the Selling Stockholders, a reserve amount to be designated in writing by the Committee from which amount the Custodian shall pay, as soon as reasonably practicable, (A) the Selling Stockholders' proportionate share of all expenses of the offering and sale of the Shares as provided in the Underwriting Agreement by and among the Company, the Selling Stockholders and the Representatives, (B) its reasonable charges and disbursements for acting hereunder with respect to the sale of the Shares and (C) any applicable stock transfer taxes; and (ii) to each Selling Stockholder, pursuant to the written instructions of the Committee, (A) on the Closing Date, a sum equal to the share of the proceeds to which such Selling Stockholder is entitled, as determined by the Committee, less the reserve amount designated by the Committee, and (B) promptly after all proper charges, disbursements, costs and expenses shall have been paid, any remaining balance of the amount reserved under clause (i) above. Before making any payment from the amount reserved under clause (i) above, except payments made pursuant to subclause (B) of clause (ii) above, the Custodian shall request and receive the written approval of the Committee. To the extent the expenses referred to in subclause (A) of clause (i) above exceed the amount reserved, the Selling Stockholders shall remain liable for their proportionate share of such expenses.

         Subject in each case to the indemnification obligations set forth in
Section 7, in the event Shares of any Selling Stockholder are not sold [prior to ____________, 19__], the Custodian shall deliver to such Selling Stockholder as soon as practicable after such date termination of the offering of the Shares, certificates representing such Shares deposited by such Selling Stockholder. Certificates returned to any Selling Stockholder shall be returned with any related stock powers, and any new certificates issued to the Selling Stockholders with respect to such Shares shall bear any appropriate legend reflecting the unregistered status thereof under the Act.

         This Agreement is for the express benefit of the Company and the Selling Stockholders, the Underwriters and the Representatives. The obligations an authorizations of the Selling Stockholders hereunder are irrevocable and shall not be terminated by any act of any Selling Stockholder or by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or by the occurrence of any other event or events (including without limitation the termination of any trust or estate for which any Selling Stockholder is acting as a fiduciary or fiduciaries), and if after the execution hereof any Selling Stockholder shall die or become disabled or incapacitated or is liquidated, or if any other event or events shall occur before the delivery of such Selling Stockholder's Shares hereunder to the Representatives, such Shares shall be delivered to the Representatives in accordance with the terms and conditions of this Agreement, as if such event had not occurred, regardless of whether or not the Custodian shall have received notice of such event.

         Until payment of the purchase price for the Shares has been made to the Selling Stockholders or to the Custodian, the Selling Stockholders shall remain the owner of (and shall retain the right to receive dividends and distributions on, and to vote) the number of Shares delivered by each of them to the Custodian hereunder. Until such payment in full has been made or until the offering of Shares has been terminated, each Selling Stockholder agrees that it will not give, sell, pledge, hypothecate, grant any lien on, transfer, deal with or contract with respect to the Shares and any interests therein.

         The Custodian shall assume no responsibility to any person other than to deal with the certificates for the Shares and the proceeds from the sale of the Shares represented thereby in accordance with the provisions hereof, and the Selling Stockholders, severally and not jointly, hereby agree to indemnify the Custodian for and to hold the Custodian harmless against any and all losses, claims, damages or liabilities incurred on its part arising out of or in connection with it acting as the Custodian pursuant hereto, as well as the cost and expenses of investigating and defending any such losses, claims, damages or liabilities, except to the extent such losses, claims, damages or liabilities are due to the negligence or bad faith of the Custodian. The Selling Stockholders agree that the Custodian may consult with counsel of its own choice (who may be counsel for the Company), and the Custodian shall have full and complete authorization and protection for any action taken or suffered by the Custodian hereunder in good faith and in accordance with the opinion of such counsel.

         Each of the Selling Stockholders, jointly and not severally, hereby represents and warrants that: (a) it has, and at the time of delivery of its Shares to the Representatives it will have, full power and authority to enter into this Agreement and the Power of Attorney, to carry out the terms and provisions hereof and thereof and to make all of the representations, warranties and agreements contained herein and therein; and (b) this Agreement and the Power of Attorney are the valid and binding agreements of such Selling Stockholder and are enforceable against such Selling Stockholder in accordance with their respective terms.

         The Custodian's acceptance of this Agreement by the execution hereof shall constitute an acknowledgment by the Custodian of the authorization herein conferred and shall evidence the Custodian's agreement to carry out and perform this Agreement in accordance with its terms.

         The Custodian shall be entitled to act and rely upon any statement, request, notice or instruction with respect to this Agreement given to it on behalf of each of the Selling Stockholders if the same shall be made or given to the Custodian by the Committee, not only as to the authorization, validity and effectiveness thereof, but also as to the truth and acceptability of any information therein contained.

         This Agreement may be executed in two or more counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Execution by the Custodian of one counterpart hereof and its delivery thereof to the Committee shall constitute the valid execution of this Agreement by the Custodian.

         This Agreement shall be binding upon the Custodian, each of the Selling Stockholders and the respective heirs, legal representatives, distributees, successors and assigns of the Selling Stockholders.

         This Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws principles of such State.

         Any notice given pursuant to this Agreement shall be deemed given if in writing and delivered in person, or if given by telephone or telegraph if subsequently confirmed by letter: (i) if to a Selling Stockholder, to his address set forth in Annex I; and (ii) if to the Custodian, to it at
___________________________.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




                                            ----------------------------------
                                                __________, as Custodian


                                            THE SELLING STOCKHOLDERS
                                            LISTED IN ANNEX I HERETO:

                                            By:  The Committee



                                            By
                                               --------------------------------

                                     ANNEX I



      Names and Addresses of                     Shares to be Sold
       Selling Stockholders


                                                     --------
Total.....................................
                                                     ========

                                                                      EXHIBIT C


                                                                     _____ 1997



PAINEWEBBER INCORPORATED
HAMBRECHT & QUIST LLC
PIPER JAFFRAY INC.
  As Representatives of the
  several Underwriters
c/o PaineWebber Incorporated
285 Avenue of the Americas
New York, New York 10019

Dear Sirs:
         In consideration of the agreement of the several Underwriters, for which PaineWebber Incorporated, Hambrecht & Quist LLC and Piper Jaffray Inc. (the "Representatives") intend to act as Representatives, to underwrite a proposed public offering (the "Offering") of the Common Stock, par value $.001 per share (the "Common Stock") of TriTeal Corporation, a Delaware corporation (the "Company"), the undersigned hereby agrees that the undersigned will not, from the date hereof through ninety (90) days from the commencement of the public offering of such shares, without the prior written consent of PaineWebber Incorporated, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of, or require the Company to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 to register, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) (other than pursuant to employee stock option plans or in connection with other employee incentive compensation arrangements) provided, however, that the foregoing shall not prohibit (i) a bona fide gift or gifts so long as such donee or donees thereof agree to be bound by the terms of this Lock-Up Agreement, or (ii) any distribution by a partnership to its partners so long as such partners agree in writing to be bound by the terms of this Lock-Up Agreement.

                                         Very truly yours,



                                         By        [SIGNATURE]
                                            ----------------------------

                                         Name
                                              --------------------------

                                                                      EXHIBIT D



                               FORM OF OPINION OF

                             COUNSEL TO THE COMPANY

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus.

         All of the outstanding shares of Common Stock have been, and the Shares, when paid for by the Underwriters in accordance with the terms of the Agreement, will be, duly and validly authorized, validly issued, fully paid and nonassessable are not subject to any preemptive or similar right under (i) the general corporation law of the State of Delaware, (ii) the Company's certificate of incorporation or bylaws, or (iii) any instrument, document, contract or other agreement filed as an exhibit to the Registration Statement. Except as described in the Registration Statement or the Prospectus, to the best of our knowledge, there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any share of capital stock of the Company or any Subsidiary to any person or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company.

         No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of the Agreement(2) by the Company or in connection with the taking by the Company of any action contemplated thereby, except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Company.

         The authorized, issued and outstanding capital stock of the Company was as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the date stated therein. For outstanding Common Stock, counsel may rely solely on a certificate from the Transfer Agent. The description of the Common Stock contained under the caption "Description of Capital Stock" in the Prospectus is accurate in all material



-------------------------
(2) All references in this opinion to the Agreement shall include the Underwriting Agreement and the Price Determination Agreement.

respects and is a fair summary to the extent required by the Act and the Rules and Regulations. The form of stock certificate filed as an exhibit to the Registration Statement is in due and proper form and complies with all applicable statutory requirements.

         The Registration Statement and the Prospectus comply in all material respects as to form with the requirements of the Act and the Rules and Regulations (except that we express no opinion as to financial statements, schedules and other financial and statistical data contained in the Registration Statement or the Prospectus).

         To the best of our knowledge, any instrument, document, lease, license, contract or other agreement (collectively, "Documents") required to be described or referred to in the Registration Statement or the Prospectus has been properly described or referred to therein to the extent required by the Act and the Rules and Regulations and any Document required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto.

         To the best of our knowledge, except as disclosed in the Registration Statement or the Prospectus, no person or entity has the right to require the registration under the Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement or the offering contemplated thereby.

         To the best of our knowledge, there are no legal or governmental proceedings to which the Company is a party or to which any of the properties of the Company is subject which are required to be shown in the Prospectus under the Act and the Rules and Regulations.

         The Company has full corporate power and authority to enter into the Agreement, and the Agreement has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and, except for the indemnification and contribution provisions thereof, as to which we express no opinion, is enforceable against the Company in accordance with the terms thereof.

         The execution and delivery by the Company of, and the performance by the Company of its agreements in, the Agreement do not and will not _.(i) violate the certificate of incorporation or bylaws of the Company, (ii) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or the Subsidiary pursuant to the terms of any Document filed as an exhibit to the Registration Statement (iii) breach or otherwise violate any existing obligation of the Company under any court or administrative order, judgment or decree of which we have knowledge or (iv) violate applicable provisions of any statute or regulation of the State of California, of the United States or the Delaware General Corporation Law.

         The Shares have been duly authorized for quotation on the Nasdaq National Market.

         We have been advised by the staff of the Commission that the Registration Statement has become effective under the Act and that no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened or pending.

         To our knowledge, there are no actions, suits, proceedings or investigations pending or, to our knowledge, overtly threatened in writing against the Company, before or by any court, governmental agency or arbitrator which _.(i) seek to challenge the legality or enforceability of the Agreement,
(ii) seek to challenge the legality or enforceability of any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iii) seek damages or other remedies with respect to any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iv) except as set forth in or contemplated by the Registration Statement and the Prospectus, seek money damages in excess of $1,000,000 or seek to impose criminal penalties upon the Company or the Subsidiary of which we have knowledge or (v) seek to enjoin any of the business activities of the Company or the Subsidiary or the transactions described in the Prospectus and of which we have knowledge.

         In connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and representatives of the Company and with its certified public accountants (as you and your counsel have done). As such conferences we have made inquires of such officers, representatives and accountants, and discussed the contents of the Registration Statement and the Prospectus. Except with respect to matters expressly covered by paragraph 4 of this opinion, we have not ourselves independently verified, and, accordingly, do not render any opinion upon, the accuracy, completeness or fairness of the Registration Statement or the Prospectus. Based on the foregoing, nothing has come to our attention that causes us to believe that, as of the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus at the time such Prospectus was issued, or at the Closing Date [and the Option Closing Date,] contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no opinion as to financial statements, schedules and other financial or statistical data contained in the Registration Statement or the Prospectus).

         The foregoing opinion is subject to the qualification that the enforceability of the Agreement may be: _.(i) subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity and limitations on the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

         This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Agreement and may not be circulated to, or relied upon by, any other person, except that this letter may be relied upon by your counsel in connection with the opinion letter to be delivered to you pursuant to Section 6(g) of the Agreement.

         In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States, the State of California and the State of Delaware, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date.

                                                                      EXHIBIT E


                                 FORM OF OPINION
                                 ---------------

                                OF COUNSEL TO THE
                                -----------------

                              SELLING STOCKHOLDERS
                              --------------------

         [Each of the Selling Stockholders who is a trustee has full power and authority under his or her respective trust agreement to enter into the Agreement and the Agreement and Power of Attorney and to sell, transfer and deliver the Shares pursuant to the Agreement. All authorizations and consents necessary under the respective trust agreements for the execution and delivery of the Agreement and the Agreement and Power of Attorney on behalf of each of the Selling Stockholders who is a trustee has been given.] Assuming each of the Underwriters has purchased the Shares in good faith and without notice of any adverse claim within the meaning of the applicable Uniform Commercial Code, the delivery of the Shares on behalf of the Selling Stockholders pursuant to the terms of the Agreement and payment therefor by the Underwriters will transfer good and marketable title to the Shares to the several Underwriters purchasing the Shares, free and clear of any adverse claims.

         Each of the Agreement and the Agreement and Power of Attorney has been duly authorized, executed and delivered by or on behalf of each of the Selling Stockholders, is a valid and binding agreement of each Selling Stockholder and, except for the indemnification and contribution provisions of the Agreement and the Agreement and Power of Attorney are enforceable against the Selling Stockholders in accordance with the terms thereof.

         No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by or on behalf of the Selling Stockholders, in connection with the execution, delivery and performance of the Agreement and the Agreement and Power of Attorney by or on behalf of the Selling Stockholders or in connection with the taking by or on behalf of the Selling Stockholders of any action contemplated thereby [or, if so required, all such consents, approvals, authorizations and orders [specifying the same] have been obtained and are in full force and effect], except such as have been obtained under the Act or the Rules and Regulations and such as may be required under state securities or "Blue Sky" laws or by the bylaws and rules of the NASD in connection with the purchase and distribution by the Underwriters of the Shares to be sold by the Selling Stockholders.

         The execution and delivery by the Selling Stockholders of, and the performance by the Selling Stockholders of their agreements in, the Agreement and the Agreement and Power of Attorney, do not and will not (i) violate the certificate of incorporation or bylaws of any corporate Selling Stockholder,
(ii) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of any Selling Stockholder pursuant to the terms of (A) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of which we have knowledge, or (B) any voting trust arrangement to which any Selling Stockholder is a party that restricts the ability of any such Selling Stockholder to issue or sell securities and of which we have knowledge, (iii) breach or otherwise violate any existing obligation of any Selling Stockholder under any court or administrative order, judgment or decree of which we have knowledge or (iv) violate applicable provisions of any statute or regulation in the States of Delaware, California or of the United States.

         There are no transfer or similar taxes payable in connection with the sale and delivery of the Shares by the Selling Stockholders to the several Underwriters, except as specified in such opinion.

         The foregoing opinion is subject to the qualification that the enforceability of the Agreement and the Agreement and Power of Attorney may be:
_.(i) subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity and limitations on the availability of equitable remedies (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

         This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Agreement and may not be circulated to, or relied upon by, any other person, [except that this letter may be relied upon by your counsel in connection with the opinion letter to be delivered to you pursuant to Section 6(g) of the Agreement].

         In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to Underwriters' counsel as to matters governed by the laws of jurisdictions other than the United States and the State of Delaware, and as to matters of fact, upon certificates of the Selling Stockholders and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriters on the Closing Date.



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